EXHIBIT 32.2

Noble Corporation, a Swiss corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Noble Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2010, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. Mitchell, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2010

/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President, Chief Financial Officer, Treasurer and
Controller of Noble Corporation, a Swiss corporation